The latest report from your
Fund's management team

ANNUAL REPORT

High Yield
Bond Fund

MAY 31, 1999

TRUSTEES

Edward J. Boudreau, Jr.
Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Harold R. Hiser, Jr.
Anne C. Hodsdon
Charles L. Ladner
Leo E. Linbeck, Jr.
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


CHAIRMAN'S MESSAGE

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief
Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY ARTHUR N. CALAVRITINOS, CFA, FREDERICK L. CAVANAUGH, JR. AND
JANET L. CLAY, CFA, PORTFOLIO MANAGERS

[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock High Yield Bond Fund. Caption below reads "Fund management team members (l-r):
"Janet Clay, Dan Janis, Arthur Calavritinos and Fred Cavanaugh."]

John Hancock High Yield Bond Fund

Flight to safety hits high-yield bonds hard

During the last 12 months, high-yield bonds spiraled down to their lowest level in almost a decade before rebounding in the second half of the period. Last summer, growing financial turmoil in Asia, Russia and Latin America sparked a massive flight to the safety of U.S. Treasury bonds and caused nearly a complete dry-up of liquidity -- the ease of trading -- in the bond market. Securities carrying the highest risk were the hardest hit, including high-yield corporate and emerging-market bonds. Falling commodity prices and fears of global economic meltdowns and lower corporate profit growth worldwide also hurt energy and cyclical companies such as paper, steel and air transport, whose fortunes are most closely tied to changes in the economy.

By the end of 1998, however, investor sentiment improved dramatically after the Federal Reserve Board and central banks worldwide responded to the crisis by lowering interest rates. With liquidity returning to the market and global economies appearing to stabilize, investors grew more comfortable taking on higher levels of risk and turned away from Treasuries in search of higher yield. High-yield bonds began a rally that lasted until mid-April, when it stalled as an overwhelming supply of new high-yield bonds was greeted with lackluster demand. Despite the second-half surge, high-yield bonds did not gain back all their lost ground and had difficulty posting positive returns for the year.

"...high-yield
bonds...
had difficulty
posting
positive
returns for
the year."

[Table at top left hand column entitled "Top Five Securities." The first listing is Northwest Airlines 2.8%, the second is Key Energy Group 2.0%, the third Nextel Communications 1.9%, the fourth Repap New Brunswick 1.5% and the fifth P&L Coal Holdings 1.4%. A note below the table reads "As a percentage of net assets on May 31, 1999."]

Performance review

For the year ended May 31, 1999, John Hancock High Yield Bond Fund's Class A, Class B and Class C shares posted total returns of -9.85%, -10.54% and -10.54%, respectively, at net asset value. That compared to the -1.70% return of the average high current yield fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

"we
maintained
our
value-based
buy-and-hold
strategy..."

The Fund's investments in emerging-market debt and industrial cyclical companies had the greatest impact on the Fund's performance during the year, as did our focus on lower-quality high-yield bonds rated B and CCC+. During the first six months, these groups suffered the most. They also had the biggest rebound in the second half of the year, although not enough to close the performance gap with our peers. In our view, however, the recent rally in these groups is a testament to why we stick to a consistent investment strategy, rather than trying to follow the market's latest vogues. As the turmoil grew, we pared some of our lower-quality emerging-market issues and kept a higher level of cash. But otherwise we maintained our value-based buy-and-hold strategy, holding on to our core positions in the belief that they represented great values, at the same time that they paid attractive yields.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Gulf States Steel followed by a down arrow with the phrase "Asian economic woes curtail demand." The second listing is Northwest Airlines followed by a down arrow with the phrase "Strike hurts stock price." The third listing is MVE, Inc. followed by an up arrow with the phrase "Bonds tendered at attractive price in company buyout." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Cyclicals hurt by Asian slowdown

When Asian economies began to experience almost the equivalent of a 1930s-style depression last year, paper and steel companies felt the impact. Since Asia has been the growth area for these industries, when that region's economies ground to a halt, so did demand for both paper and steel, causing product dumping and profit shortfalls. This hurt our holdings in the stocks and bonds of steel companies Gulf States Steel and Weirton Steel. We used the occasion to buy more of Weirton Steel when its price was depressed because we believe the company's focus on tin-plate product for food packaging makes it less susceptible to cyclical economic forces. Asia's troubles also hurt Canadian paper companies Repap New Brunswick and Abitibi-Consolidated (which also was hit by a strike). As we have said before, we continue to like these paper companies in the long term, since their assets are solid and mergers and acquisitions are a dynamic trend in the industry. During the period, the latest example was the formation by Abitibi and Norwegian paper company Norske Skog of a strategic alliance to joint venture with Korean paper company Hansol to form Pan-Asian Paper Company.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended May 31, 1999." The chart is scaled in increments of -2% with -12% at the bottom and 0% at the top. The first bar represents the -9.85% total return for John Hancock High Yield Bond Fund Class A. The second bar represents the -10.54% total return for John Hancock High Yield Bond Fund Class B. The third bar represents the -10.54% total return for John Hancock High Yield Bond Fund Class C. The fourth bar represents the -1.70% total return for Average high current yield fund. A note below the chart reads "Total returns for John Hancock High Yield Bond Fund are at net asset value with all distributions reinvested. The average high current yield fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Energy bottoms; stock moves

Falling oil prices in 1998 also hurt our energy holdings, particularly Key Energy Group. Believing that oil prices were bottoming, we began to increase our stake in oil service companies when prices were extremely depressed. We added to our positions in both Key Energy and Grey Wolf, a domestic land-drilling company with solid assets that is predominately involved in the growing area of natural gas production.

Our airline holdings also held back our performance, particularly Northwest Airlines, which struggled with labor problems last year. Its stock has rebounded in 1999, as Wall Street finally began to value the company's strategic alliance with Continental Airlines, a move we were early to recognize. We bought more Continental stock when it was extremely cheap and it has risen by 30% since then.

The Fund's investment policies allow us to own a limited amount of stock, which we do selectively depending on our company and industry analysis. During this period, as the stock market rose to new highs, we sold some of our stock positions that had hit our price targets, including Galileo International, provider of a computer airlines reservation system, and paper company Bowater.

"After their
downturn,
high-yield
bonds remain
attractively
valued..."

Cautious optimism; high-yield risk

Emerging from the difficult conditions high-yield bonds encountered last year, we remain cautiously optimistic about their prospects. After their downturn, high-yield bonds remain attractively valued, and that means opportunities exist for discerning investors. That said, last year's turmoil could still take its toll on some weaker high-yield companies, with the potential for an increase in the number of high-yield companies missing their earnings targets or defaulting on their loan payments.

We encourage investors to use this year as a reminder of the fact that the higher level of income provided by high-yield bonds is generally accompanied by a greater risk/reward profile than the higher-quality portions of the bond market. By definition, companies rated below investment grade are subject to a greater risk of default, and they are also more volatile than other bonds. We will continue to consistently apply solid fundamental analysis to find companies that are worth the extra risk we take to own them, in our effort to provide the Fund with strong current income and the potential for price gains.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended March 31, 1999
                                                                    SINCE
                                        ONE          FIVE       INCEPTION
                                       YEAR          YEARS       (6/30/93)
                                    -------        -------        -------
Cumulative Total Returns            (17.47%)        32.76%         42.14%
Average Annual Total Returns        (17.47%)         5.83%          6.31%

CLASS B
For the period ended March 31, 1999

                                        ONE          FIVE             TEN
                                       YEAR          YEARS          YEARS
                                    -------        -------        -------
Cumulative Total Returns            (18.11%)        32.26%        118.73%
Average Annual Total Returns        (18.11%)         5.75%          8.14%

CLASS C
For the period ended March 31, 1999
                                                                    SINCE
                                                                INCEPTION
                                                                  (5/1/98)
                                                                  -------
Cumulative Total Return                                           (15.39%)
Average Annual Total Return                                       (15.39%)(1)

YIELDS
As of May 31, 1999
                                                               SEC 30-DAY
                                                                    YIELD
                                                                  -------
John Hancock High Yield Bond Fund: Class A                         11.45%
John Hancock High Yield Bond Fund: Class B                         11.16%
John Hancock High Yield Bond Fund: Class C                         11.16%

Notes to Performance

(1) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. Past performance is not indicative of future results.

Line chart with the heading John Hancock High Yield Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $16,370 as of May 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on June 30, 1993, before sales charge, and is equal to $15,354 as of May 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock High Yield Bond Fund, after sales charge, and is equal to $14,666 as of May 31, 1999.

Line chart with the heading John Hancock High Yield Bond Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $26,948 as of May 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on May 31, 1989, before sales charge, and is equal to $22,554 as of May 31, 1999.

Line chart with the heading John Hancock High Yield Bond Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $10,054 as of May 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on May 1, 1998, before sales charge, and is equal to $8,801 as of May 31, 1999.

*No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 1999
-----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $1,058,032,249)                              $908,041,771
Common and preferred stocks and warrants
(cost - $214,952,388)                                       205,289,031
Corporate savings account                                       451,651
                                                         --------------
                                                          1,113,782,453
Receivable for investments sold                                 949,427
Receivable for shares sold                                    4,834,857
Interest receivable                                          31,393,854
Dividends receivable                                             49,228
Receivable for forward foreign currency exchange
contracts sold - Note A                                         782,710
Other assets                                                     74,482
                                                         --------------
Total Assets                                              1,151,867,011
-----------------------------------------------------------------------
Liabilities:
Payable for shares repurchased                                  891,072
Dividend payable                                                664,029
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                         738,971
Accounts payable and accrued expenses                           105,969
                                                         --------------
Total Liabilities                                             2,400,041
-----------------------------------------------------------------------
Net Assets:
Capital paid-in                                           1,345,895,192
Accumulated net realized loss on investments,
financial futures contracts and foreign currency
transactions                                                (39,565,788)
Net unrealized depreciation of investments,
financial futures contracts and foreign currency
transactions                                               (158,899,730)
Undistributed net investment income                           2,037,296
                                                         --------------
Net Assets                                               $1,149,466,970
=======================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $285,184,225/43,412,053                                 $6.57
=======================================================================
Class B - $835,392,053/127,165,894                                $6.57
=======================================================================
Class C - $28,890,692/4,397,840                                   $6.57
=======================================================================
Maximum Offering Price Per Share*
Class A - ($6.57 x 104.71%)                                       $6.88
=======================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 1999
-----------------------------------------------------------------------
Investment Income:
Interest                                                   $117,610,164
Dividends (net of foreign withholding
taxes of $126,743)                                            7,917,567
                                                         --------------
                                                            125,527,731
                                                         --------------
Expenses:
Investment management fee - Note B                            5,404,304
Distribution and service fee - Note B
Class A                                                         652,438
Class B                                                       7,750,548
Class C                                                         167,058
Transfer agent fee - Note B                                   1,326,423
Registration and filing fees                                    283,257
Custodian fee                                                   244,238
Accounting and legal services fee - Note
B                                                               154,598
Trustees' fees                                                   66,791
Printing                                                         65,368
Auditing fee                                                     42,746
Miscellaneous                                                    37,930
Legal fees                                                       27,388
                                                         --------------
Total Expenses                                               16,223,087
-----------------------------------------------------------------------
Net Investment Income                                       109,304,644
-----------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments, Financial Futures Contracts
and Foreign Currency Transactions:
Net realized loss on investments sold                       (39,249,590)
Net realized loss on financial futures
contracts                                                      (859,446)
Net realized gain on foreign currency
transactions                                                     56,385
Change in net unrealized
appreciation/depreciation
of investments                                             (175,319,190)
Change in net unrealized appreciation/depreciation
of financial futures contracts                                    5,000
Change in net unrealized
appreciation/depreciation
of foreign currency transactions                                890,704
                                                         --------------
Net Realized and Unrealized
Loss on Investments, Financial
Futures Contracts and Foreign
Currency Transactions                                      (214,476,137)
-----------------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                                 ($105,171,493)
=======================================================================

See notes to financial statements.


Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                      YEAR ENDED MAY 31,
                                                               -------------------------------
                                                                    1998             1999
                                                               --------------   --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                            $67,564,884      $109,304,644
Net realized gain (loss) on investments
sold, financial futures contracts and
foreign currency transactions                                     38,263,835       (40,052,651)
Change in net unrealized
appreciation/depreciation of investments,
financial futures contracts and  foreign
currency transactions                                               (604,038)     (174,423,486)
                                                              --------------    --------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                        105,224,681      (105,171,493)
                                                              --------------    --------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.7764 and $0.7518 per share,
respectively)                                                    (16,953,911)      (28,606,693)
Class B - ($0.7146 and $0.6992 per share,
respectively)                                                    (50,686,687)      (79,060,160)
Class C** - ($0.0559 and $0.6985 per share,
respectively)                                                         (9,346)       (1,683,288)
Distributions from net realized gain on
investments sold
Class A - ($0.1196 and $0.0983 per share,
respectively)                                                     (2,604,121)       (4,208,715)
Class B - ($0.1196 and $0.0983 per share,
respectively)                                                     (8,869,961)      (12,355,006)
Class C** - (none and $0.0983 per share,
respectively)                                                             --          (435,500)
                                                              --------------    --------------
Total Distributions to Shareholders                              (79,124,026)     (126,349,362)
                                                              --------------    --------------
From Fund Share Transactions - Net:*                             571,592,436       306,345,845
                                                              --------------    --------------
Net Assets:
Beginning of period                                              476,948,889     1,074,641,980
                                                              --------------    --------------
End of period (including undistributed net
investment income of $628,343 and
$2,037,296, respectively)                                     $1,074,641,980    $1,149,466,970
                                                              ==============    ==============
* Analysis of Fund Share Transactions:


                                                                                      YEAR ENDED MAY 31,
                                                               -----------------------------------------------------------------
                                                                             1998                              1999
                                                               -------------------------------   -------------------------------
                                                                   SHARES           AMOUNT           SHARES           AMOUNT
                                                               --------------   --------------   --------------   --------------
CLASS A
Shares sold                                                        31,229,630     $257,394,198       34,649,971     $235,006,979
Shares issued to shareholders in
reinvestment of distributions                                       1,211,071        9,931,813        2,356,435       15,840,316
                                                               --------------   --------------   --------------   --------------
                                                                   32,440,701      267,326,011       37,006,406      250,847,295
Less shares repurchased                                           (11,797,149)     (97,377,925)     (26,674,634)    (182,519,505)
                                                               --------------   --------------   --------------   --------------
Net increase                                                       20,643,552     $169,948,086       10,331,772      $68,327,790
                                                               ==============   ==============   ==============   ==============
CLASS B
Shares sold                                                        61,535,597     $505,917,005       61,628,963     $423,033,170
Shares issued to shareholders in
reinvestment of distributions                                       2,683,654       21,976,417        5,023,895       33,623,357
                                                               --------------   --------------   --------------   --------------
                                                                   64,219,251      527,893,422       66,652,858      456,656,527
Less shares repurchased                                           (15,737,486)    (129,495,166)     (36,105,662)    (245,899,556)
                                                               --------------   --------------   --------------   --------------
Net increase                                                       48,481,765     $398,398,256       30,547,196     $210,756,971
                                                               ==============   ==============   ==============   ==============
CLASS C**
Shares sold                                                           386,561       $3,244,400        4,721,663      $31,941,073
Shares issued to shareholders in
reinvestment of distributions                                             442            3,652          163,311        1,077,825
                                                               --------------   --------------   --------------   --------------
                                                                      387,003        3,248,052        4,884,974       33,018,898
Less shares repurchased                                                  (235)          (1,958)        (873,902)      (5,757,814)
                                                               --------------   --------------   --------------   --------------
Net increase                                                          386,768       $3,246,094        4,011,072      $27,261,084
                                                               ==============   ==============   ==============   ==============

** Class C shares commenced operations on May 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------

                                              YEAR ENDED OCTOBER 31,            PERIOD FROM         YEAR ENDED MAY 31,
                                        -----------------------------------  NOVEMBER 1, 1996 TO  ----------------------
                                          1994         1995(1)       1996     MAY 31, 1997(6)       1998          1999
                                        --------      --------     --------   ---------------     --------      --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                     $8.23         $7.33         $7.20         $7.55          $7.87          $8.26
                                        --------      --------      --------      --------       --------       --------
Net Investment Income                       0.80(2)       0.72          0.76(2)       0.45           0.78(2)        0.75(2)
Net Realized and Unrealized
Gain (Loss) on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                               (0.83)        (0.12)         0.35          0.32           0.51          (1.59)
                                        --------      --------      --------      --------       --------       --------
Total from Investment
Operations                                 (0.03)         0.60          1.11          0.77           1.29          (0.84)
                                        --------      --------      --------      --------       --------       --------
Less Distributions:
Dividends from Net Investment
Income                                     (0.82)        (0.73)        (0.76)        (0.45)         (0.78)         (0.75)
Distributions from Net Realized
Gain on Investments Sold                   (0.05)           --            --            --          (0.12)         (0.10)
                                        --------      --------      --------      --------       --------       --------
Total Distributions                        (0.87)        (0.73)        (0.76)        (0.45)         (0.90)         (0.85)
                                        --------      --------      --------      --------       --------       --------
Net Asset Value, End of Period             $7.33         $7.20         $7.55         $7.87          $8.26          $6.57
                                        ========      ========      ========      ========       ========       ========
Total Investment Return at Net
Asset Value (3)                           (0.59%)        8.83%        16.06%        10.54%(4)      17.03%         (9.85%)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                 $11,696       $26,452       $52,792       $97,925       $273,277       $285,184
Ratio of Expenses to Average
Net Assets                                 1.16%         1.16%         1.10%         1.05%(5)       0.97%          0.98%
Ratio of Net Investment Income
to Average Net Assets                     10.14%        10.23%        10.31%        10.19%(5)       9.33%         10.94%
Portfolio Turnover Rate                     153%           98%          113%           78%           100%            56%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                     $8.23         $7.33         $7.20         $7.55          $7.87          $8.26
                                        --------      --------      --------      --------       --------       --------
Net Investment Income                       0.74(2)       0.67          0.70(2)       0.42           0.71(2)        0.70(2)
Net Realized and Unrealized
Gain (Loss) on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                               (0.83)        (0.13)         0.35          0.32           0.51          (1.59)
                                        --------      --------      --------      --------       --------       --------
Total from Investment
Operations                                 (0.09)         0.54          1.05          0.74           1.22          (0.89)
                                        --------      --------      --------      --------       --------       --------
Less Distributions:
Dividends from Net Investment
Income                                     (0.76)        (0.67)        (0.70)        (0.42)         (0.71)         (0.70)
Distributions from Net Realized
Gain on Investments Sold                   (0.05)           --            --            --          (0.12)         (0.10)
                                        --------      --------      --------      --------       --------       --------
Total Distributions                        (0.81)        (0.67)        (0.70)        (0.42)         (0.83)         (0.80)
                                        --------      --------      --------      --------       --------       --------
Net Asset Value, End of Period             $7.33         $7.20         $7.55         $7.87          $8.26          $6.57
                                        ========      ========      ========      ========       ========       ========
Total Investment Return at Net
Asset Value(3)                            (1.33%)        7.97%        15.24%        10.06%(4)      16.16%        (10.54%)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                $160,739      $180,586      $242,944      $379,024       $798,170       $835,392
Ratio of Expenses to Average
Net Assets                                 1.91%         1.89%         1.82%         1.80%(5)       1.72%          1.73%
Ratio of Net Investment Income
to Average Net Assets                      9.39%         9.42%         9.49%         9.45%(5)       8.62%         10.20%
Portfolio Turnover Rate                     153%           98%          113%           78%           100%            56%


Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                                               PERIOD FROM
                                                                                                MAY 1, 1998
                                                                                             (COMMENCEMENT OF
                                                                                                OPERATIONS)     YEAR ENDED
                                                                                              TO MAY 31, 1998  MAY 31, 1999
                                                                                              ---------------  ------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                                                                              $8.45          $8.26
                                                                                                 --------       --------
Net Investment Income(2)                                                                             0.06           0.70
Net Realized and Unrealized
Loss on Investments, Financial
Futures Contracts and Foreign
Currency Transactions                                                                               (0.19)         (1.59)
                                                                                                 --------       --------
Total from Investment
Operations                                                                                          (0.13)         (0.89)
                                                                                                 --------       --------
Less Distributions:
Dividends from Net Investment
Income                                                                                              (0.06)         (0.70)
Distributions from Net Realized
Gain on Investments Sold                                                                               --          (0.10)
                                                                                                 --------       --------
Total Distributions                                                                                 (0.06)         (0.80)
                                                                                                 --------       --------
Net Asset Value, End of Period                                                                      $8.26          $6.57
                                                                                                 ========       ========
Total Investment Return at Net
Asset Value(3)                                                                                     (1.59%)(4)    (10.54%)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                                                                           $3,195        $28,891
Ratio of Expenses to Average
Net Assets                                                                                          1.72%(5)       1.73%
Ratio of Net Investment Income
to Average Net Assets                                                                               6.70%(5)      10.20%
Portfolio Turnover Rate                                                                              100%            56%

(1) On December 22, 1994, John Hancock Advisers, Inc., became the investment adviser of the Fund.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.



Schedule of Investments
May 31, 1999
----------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by
High Yield Bond Fund on May 31, 1999. It's divided into three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of the bonds owned by the
Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                      PAR VALUE
                                                         INTEREST         CREDIT        (000s           MARKET
ISSUER, DESCRIPTION                                        RATE           RATING*      OMITTED)          VALUE
-------------------                                      --------         -------      --------         -------

BONDS
Aerospace (0.09%)
Dunlop Standard Aerospace Holdings Plc,
Sr Note (United Kingdom) 05-15-09 (R) (Y)                  11.875%          B-          $1,000          $997,500
                                                                                                  --------------
Agricultural Operations (0.43%)
Iowa Select Farms L.P./ISF Finance, Inc.,
Sr Sub Note 12-01-05 (R)                                   10.750           B-           4,990         4,141,700
Purina Mills, Inc.,
Sr Sub Note 03-15-10                                        9.000           B-           1,000           790,000
                                                                                                  --------------
                                                                                                       4,931,700
                                                                                                  --------------
Automobile/Trucks (1.05%)
Am General Corp.,
Sr Note Ser B 05-01-02                                     12.875           B-           2,000         1,400,000
J.B. Poindexter & Co., Inc.,
Sr Note 05-15-04                                           12.500           B-           9,725         9,238,750
Key Plastics, Inc.,
Sr Note 11-15-99                                           14.000           B2           1,365         1,412,775
                                                                                                  --------------
                                                                                                      12,051,525
                                                                                                  --------------
Banks - Foreign (0.04%)
Sumitomo Bank International Finance N.V.,
Gtd Sub Note (Japan) 05-31-01 #                             0.750           BBB+        50,000           492,285
                                                                                                  --------------
Banks - United States (0.36%)
CSBI Capital Trust I,
Gtd Trust Sub Cap Inc Ser A
06-06-27                                                   11.750           B-           3,890         4,162,300
                                                                                                  --------------
Building (1.50%)
Amatek Industries Property Ltd.,
Sr Sub Note (Australia) 02-15-08 (R) (Y)                   12.000           B            4,975         4,726,250
American Architectural Products Corp.,
Gtd Sr Note 12-01-07                                       11.750           B-           4,000         3,280,000
Fortress Group, Inc.,
Sr Note 05-15-03                                           13.750           B3           4,000         3,200,000
Nortek, Inc.,
Sr Note 08-01-08 (R)                                        8.875           B+           1,550         1,550,000
The Presley Companies,
Gtd Sr Note 07-01-01                                       12.500           CCC          4,994         4,444,660
                                                                                                  --------------
                                                                                                      17,200,910
                                                                                                  --------------
Business Services - Misc. (0.90%)
Coinstar, Inc.,
Sr Disc Note, Step Coupon (13.00%,
10-01-99) 10-01-06 (A)                                       Zero           Caa1         3,975         4,034,625
COMFORCE Operating, Inc.,
Sr Note SerB  12-01-07                                     12.000           B-           3,000         2,850,000
MSX International, Inc.,
Gtd Sr Sub Note 01-15-08                                   11.375           B-           3,500         3,412,500
                                                                                                  --------------
                                                                                                      10,297,125
                                                                                                  --------------
Chemicals (0.96%)
American Pacific Corp.,
Sr Note 03-01-05                                            9.250           BB-          1,650         1,699,500
General Chemical Industrial Products, Inc.,
Sr Sub Note 05-01-09 (R)                                   10.625           B+           1,300         1,313,000
OPP Petroquimica S.A.,
Bond (Brazil) 10-29-04 (R) (Y)                             11.000           B+           2,000         1,420,000
Trikem S.A.,
Bond (Brazil) 07-24-07 (R) (Y)                             10.625           B+          12,000         6,600,000
                                                                                                  --------------
                                                                                                      11,032,500
                                                                                                  --------------
Computers (1.83%)
Baan Company, N.V.,
Conv Sub Note (Netherlands)
12-15-01 (Y)                                                4.500           B-           3,000         2,460,000
ENTEX Information Services, Inc.,
Gtd Sr Sub Note 08-01-06                                   12.500           B-           2,475         1,707,750
Exodus Communications, Inc.,
Sr Note 07-01-08                                           11.250           B-           4,476         4,699,800
Interact Systems, Inc.,
Sr Disc Note, Step Coupon (14.00%,
08-01-03) (A)                                                Zero           CCC          6,000         2,340,000
PSINet, Inc.,
Sr Note 11-01-08                                           11.500           B-           4,975         5,223,750
Sr Note SerB  02-15-05                                     10.000           B-           2,720         2,720,000
Verio, Inc.,
Sr Note 12-01-08 (R)                                       11.250           B-           1,750         1,846,250
                                                                                                  --------------
                                                                                                      20,997,550
                                                                                                  --------------
Consumer Products Misc. (0.65%)
Diamond Brands Operating Corp.,
Gtd Sr Sub Note 04-15-08                                   10.125           CCC+         5,000         3,900,000
Indesco International, Inc.,
Sr Sub Note 04-15-08                                        9.750           B-           4,900         3,577,000
                                                                                                  --------------
                                                                                                       7,477,000
                                                                                                  --------------

Containers (3.19%)
Gaylord Container Corp.,
Sr Note SerB  06-15-07                                      9.375           B-           2,985         2,813,362
Sr Sub Note SerB  02-15-08                                  9.875           CCC+        13,400        11,658,000
Riverwood International Corp.,
Gtd Sr Sub Note 04-01-08                                   10.875           CCC+         8,980         8,890,200
Stone Container Corp.,
Unit (Sr Sub Deb & Supplemental Int
Cert) 04-01-02                                             12.250           B-          13,200        13,266,000
                                                                                                  --------------
                                                                                                      36,627,562
                                                                                                  --------------
Cosmetics & Personal Care (0.67%)
Carson, Inc.,
Gtd Sr Sub Note SerB  11-01-07                             10.375           CCC+         4,435         3,503,650
Global Health Sciences, Inc.,
Gtd Sr Note 05-01-08                                       11.000           B+           3,175         2,286,000
Styling Technology Corp.,
Gtd Sr Sub Note 07-01-08                                   10.875           B-           1,990         1,910,400
                                                                                                  --------------
                                                                                                       7,700,050
                                                                                                  --------------
Diversified Operations (0.73%)
Diamond Holdings Plc,
Gtd Bond (United Kingdom) 02-01-08 #                       10.000           B-           4,950         8,412,515
                                                                                                  --------------
Electronics (0.35%)
Electronic Retailing Systems International, Inc.,
Sr Disc Note, Step Coupon (13.25%,
02-01-00) 02-01-04 (A)                                       Zero           CCC          1,000           320,000
Pacific Aerospace & Electronics, Inc.,
Gtd Sr Sub Note 08-01-05                                   11.250           B-           3,135         2,288,550
SpinCycle, Inc.,
Sr Disc Note, Step Coupon (12.75%,
05-01-01) 05-01-05 (A)                                       Zero           CCC+         3,850         1,386,000
                                                                                                  --------------
                                                                                                       3,994,550
                                                                                                  --------------
Energy (2.28%)
AEI Resources, Inc.,
Sr Sub Note 12-15-06 (R)                                   11.500           B-           5,000         4,900,000
AEI Resources, Inc./AEI Resources Holdings, Inc.,
Gtd Note 12-15-05 (R)                                      10.500           B            5,055         5,004,450
P&L Coal Holdings Corp.,
Gtd Sr Sub Note SerB  05-15-08                              9.625           B           16,300        16,300,000
                                                                                                  --------------
                                                                                                      26,204,450
                                                                                                  --------------
Finance (0.32%)
Nationwide Credit, Inc.,
Sr Note Ser A 01-15-08                                     10.250           B-           4,000         2,820,000
Norse CBO, Ltd.,
Jr Sub Note 08-13-10 (r)                                     Zero           B-             750           825,000
                                                                                                  --------------

                                                                                                       3,645,000
                                                                                                  --------------

Food (1.38%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                       11.875           B            2,450         2,535,750
Luigino's, Inc.,
Sr Sub Note 02-01-06 (R)                                   10.000           B-           1,975         1,975,000
Mastellone Hermanos S.A.,
Sr Note (Argentina) 04-01-08 (Y)                           11.750           B+          13,875        11,335,875
                                                                                                  --------------
                                                                                                      15,846,625
                                                                                                  --------------
Glass Products (0.42%)
Vicap S.A. de C.V.,
Gtd Sr Note (Mexico) 05-15-07 (Y)                          11.375           B+           5,000         4,775,000
                                                                                                  --------------
Insurance (0.48%)
SIG Capital Trust I,
Gtd Trust Preferred Security
08-15-27                                                    9.500           BB+          5,000         3,500,000
Willis Corroon Group Plc,
Sr Sub Note 02-01-09 (R)                                    9.000           B+           2,050         1,978,250
                                                                                                  --------------
                                                                                                       5,478,250
                                                                                                  --------------
Leisure (7.41%)
Argosy Gaming Co.,
1st Mtg Note 06-01-04                                      13.250           B+           7,100         8,058,500
Sub Note 06-01-01                                          12.000           B-           4,930         5,077,900
Casino Magic - Louisiana,
1st Mtg Note SerB  08-15-03                                13.000           B-           6,500         7,458,750
Claridge Hotel & Casino Corp.,
1st Mtg Note 02-01-02                                      11.750           CCC          7,736         4,641,600
Empress Entertainment, Inc.,
Sr Sub Note 07-01-06                                        8.125           B+           4,000         4,040,000
Fitzgeralds Gaming Corp.,
Gtd Sr Sec SerB  Note 12-15-04                             12.250           CC           9,450         4,252,500
Hard Rock Hotel, Inc.,
Sr Sub Note SerB  04-01-05                                  9.250           B-           3,000         2,850,000
Hollywood Park, Inc.,
Sr Sub Note SerB  08-01-07                                  9.500           B            1,475         1,482,375
Mohegan Tribal Gaming Authority,
Sr Sub Note 01-01-09 (R)                                    8.750           BB-          2,400         2,400,000
Production Resource Group LLC,
Sr Sub Note 01-15-08                                       11.500           B-           4,475         4,475,000
Regal Cinemas, Inc.,
Sr Sub Notes 12-15-10                                       8.875           B            3,000         2,805,000
SC International Services, Inc.,
Gtd Sr Sub Note SerB  09-01-07                              9.250           B            8,600         8,944,000
SFX Entertainment, Inc.,
Gtd Sr Sub Note 02-01-08                                    9.125           B-           3,900         3,861,000
Gtd Sr Sub Note 12-01-08                                    9.125           B-           3,500         3,500,000
Six Flags Entertainment Corp.,
Gtd Sr Note 04-01-06                                        8.875           B-           2,900         2,943,500
Six Flags Theme Parks/Premier Parks, Inc.,
Sr Sub Note Ser A, Step Coupon
(12.25%, 06-15-00) 06-15-05 (A)                              Zero           B-           3,000         3,303,750
Trump Hotels & Casino Resorts Funding,
Inc./Holdings, L.P.,
Sr Sec Note 06-15-05                                       15.500           B-           8,630         8,802,600
Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
1st Mtg Note 11-15-04                                      12.250           B-           1,250         1,287,500
William Hill Finance Plc,
Sr Sub Note (United Kingdom)
04-30-08 #                                                 10.625           B-           2,984         4,975,617
                                                                                                  --------------
                                                                                                      85,159,592
                                                                                                  --------------
Machinery (0.28%)
Glasstech, Inc.,
Sr Note SerB  07-01-04                                     12.750           B            4,475         3,266,750
                                                                                                  --------------
Manufacturing (1.44%)
AP Holdings, Inc.,
Sr Disc Note, Step Coupon (11.25%,
03-15-03) 03-15-08 (A)                                       Zero           B-           1,800           990,000
Coyne International Enterprises Corp.,
Sr Sub Note 06-01-08                                       11.250           B-           5,925         5,895,375
Globe Manufacturing Corp.,
Gtd Sr Sub Note 08-01-08                                   10.000           B-           4,520         3,616,000
Icon Health & Fitness, Inc.,
Sr Sub Note SerB  07-15-02                                 13.000           C            6,610         4,428,700
International Semi-Tech Microelectronics, Inc.,
Sr Disc Note, Step Coupon (11.50%,
08-15-00) (Canada) 08-15-03 (A) (Y)                          Zero           CCC          9,282         1,670,760
                                                                                                  --------------
                                                                                                      16,600,835
                                                                                                  --------------
Media (3.53%)
CD Radio, Inc.,
Sr Disc Note, Step Coupon (15.00%,
12-01-02) 12-01-07 (A)                                       Zero           CCC+         2,990         1,465,100
Unit (Sr Note & Warrants) 05-15-09 (R)                     14.500           CCC+         2,000         1,990,000
Digital Television Services LLC,
Gtd Sr Sub Note 08-01-07                                   12.500           CCC         11,095        12,315,450
Radio One, Inc.,
Sr Sub Note Ser B, Step Coupon
(12.00%, 05-15-00) 05-15-04 (A)                             7.000           B-           3,000         3,120,000
Regional Independent Media Group Plc,
Sr Disc Note, Step Coupon (12.875%,
07-01-03) (United Kingdom)
07-01-08 (A) (Y) #                                           Zero           B-           3,730         3,259,268
Sr Note (United Kingdom) 07-01-08 (Y)                      10.500           B-           1,170         1,184,625
Scandinavian Broadcasting System S.A.,
Sub Deb (Luxembourg) 08-01-05 (Y)                           7.250           B            1,555         1,796,025
Spectrasite Holdings, Inc.,
Sr Disc Note, Step Coupon (11.25%,
04-15-04) 04-15-09 (A) (R)                                   Zero           B-           4,900         2,793,000
Supercanal Holdings S.A./Supercanal S.A.,
Sr Note (Argentina) 05-15-05 (R) (Y)                       11.500           D            3,976         1,908,480
TV Guide, Inc.,
Sr Sub Note 03-01-09 (R)                                    8.125           B+           2,950         2,861,500
United International Holdings, Inc.,
Sr Disc Note, Step Coupon (10.75%,
02-15-03) 02-15-08 (A)                                       Zero           B           11,900         7,824,250
                                                                                                  --------------
                                                                                                      40,517,698
                                                                                                  --------------
Medical (1.01%)
Integrated Health Services, Inc.,
Sr Sub Note Ser A 01-15-08                                  9.250           CCC          8,900         5,785,000
Total Renal Care Holdings, Inc.,
Conv Sub Note 05-15-09 (R)                                  7.000           B            6,950         5,838,000
                                                                                                  --------------
                                                                                                      11,623,000
                                                                                                  --------------
Metal (4.46%)
ALatief Freeport Finance Co. B.V. (P.T.),
Sr Note 04-15-01                                            9.750           CCC          5,950         4,968,250
Bar Technologies,
Sr Sec Note 04-01-01                                       13.500           CCC          7,500         7,725,000
Doe Run Resources Corp.,
Gtd Sr Note SerB  03-15-03                                 11.354***        B-           4,975         4,303,375
Gtd Sr Note SerB  03-15-05                                 11.250           B-           6,990         6,256,050
Echo Bay Mines Ltd.,
Jr Sub Deb (Canada) 04-01-27 (Y)                           11.000           D            2,000         1,040,000
Freeport-McMoRan Copper & Gold, Inc.,
Sr Note 11-15-06                                            7.500           CCC          9,925         6,947,500
Golden Northwest Aluminum, Inc.,
1st Mtg Note 12-15-06 (R)                                  12.000           BB-          6,475         6,669,250
Haynes International, Inc.,
Sr Note 09-01-04                                           11.625           B-          10,000         9,250,000
TVX Gold, Inc.,
Conv Sub Note (Canada) 03-28-02 (Y)                         5.000           B-           5,150         4,120,000
                                                                                                  --------------
                                                                                                      51,279,425
                                                                                                  --------------
Oil & Gas (7.72%)
Comstock Resources, Inc.,
Sr Note 05-01-07 (R)                                       11.250           B            2,475         2,481,187
Gothic Energy Corp.,
Sr Disc Note, Step Coupon (14.125%,
05-01-02) 05-01-06 (A)                                       Zero           CCC-         4,990         1,746,500
Gothic Production Corp.,
Sr Sec Note SerB  05-01-05                                 11.125           CCC+         3,200         2,816,000
Great Lakes Acquisition Corp.,
Sr Disc Deb, Step Coupon (13.125%,
05-15-03) 05-15-09 (A)                                       Zero           B-           9,300         5,115,000
Grey Wolf, Inc.,
Gtd Sr Note 07-01-07                                        8.875           B+          12,895        10,960,750
Gtd Sr Note Ser C 07-01-07                                  8.875           B+           1,975         1,678,750
HS Resources, Inc.,
Sr Sub Note SerB  11-15-06                                  9.250           B            4,000         3,950,000
Key Energy Group, Inc.,
Conv Sub Note 09-15-04 (R)                                  5.000           B           26,300        16,569,000
Conv Sub Note 09-15-04                                      5.000           B           10,249         6,456,870
Key Energy Services, Inc.,
Unit (Sr Sub Note & Warrant)
01-15-09 (R)                                               14.000           B-           9,900        10,122,750
Mariner Energy, Inc.,
Sr Sub Note SerB  08-01-06                                 10.500           B-           3,990         3,481,275
Ocean Rig Norway A.S.,
Gtd Sr Sec Note (Norway) 06-01-08 (Y)                      10.250           B-           4,945         3,956,000
PANACO, Inc.,
Gtd Sr Sub Note SerB  10-01-04                             10.625           CCC-         2,990         1,644,500
Petroleos Mexicanos Finance Ltd.,
Note (Mexico) 05-15-07 (R) (Y)                              8.020           BBB         10,000         9,700,000
R&B Falcon Corp.,
Sr Note 12-15-03 (R)                                        9.125           B+           6,940         6,315,400
Universal Compression, Inc.,
Sr Disc Note, Step Coupon (9.875%,
02-15-03) 02-15-08 (A)                                       Zero           B            2,740         1,753,600
                                                                                                  --------------
                                                                                                      88,747,582
                                                                                                  --------------
Paper & Paper Products (5.83%)
Advance Agro Capital B.V.,
Gtd Sr Note (Thailand) 11-15-07 (Y)                        13.000           CC           6,950         5,490,500
Alabama River Newsprint Co.,
Note 04-30-00 (r)                                            Zero           BB           5,144         4,115,305
APP Finance (VII) Mauritius Ltd.,
Gtd Note (Indonesia) 04-30-03 (R) (Y)                       3.500           CCC+           990           732,600
APP Finance II Mauritius Ltd.,
Bond (Indonesia) 12-29-49 (Y)                              12.000           Caa          7,500         4,575,000
APP International Finance Co. B.V.,
Gtd Note (Indonesia) 09-15-99 (Y)                           8.077           Caa1         3,800         3,686,000
Gtd Sec Note (Indonesia) 10-01-05 (Y)                      11.750           CCC+         5,900         4,307,000
FSW International Finance Company B.V.,
Gtd Sr Sec Note (Indonesia)
11-01-06 (Y)                                               12.500           D            5,000           750,000
Grupo Industrial Durango, S.A.,
Note (Mexico) 08-01-03 (Y)                                 12.625           BB-          2,065         1,920,450
Indah Kiat Finance Mauritius Ltd.,
Gtd Sr Note (Indonesia) 07-01-07 (Y)                       10.000           CCC+         6,000         3,780,000
Indah Kiat International Finance Co.,
Gtd Sec Bond Ser C (Indonesia)
06-15-06 (Y)                                               12.500           CCC+         3,500         2,467,500
Packaging Corp. of America,
Sr Sub Note 04-01-09 (R)                                    9.625           B            7,000         7,105,000
Pindo Deli Finance Mauritius Ltd.,
Gtd Sr Deb (Indonesia) 10-01-02 (Y)                        10.250           BB           1,000           650,000
Repap New Brunswick, Inc.,
Sr Sec Note (Canada) 06-01-04 (R) (Y)                      11.500           B-           5,950         6,009,500
Sr Sec Note (Canada) 04-15-05 (Y)                          10.625           CCC+        20,000        16,800,000
Sappi BVI Finance Ltd.,
Gtd Conv Bond (South Africa)
08-01-02 (R) (Y)                                            7.500           BB-          2,550         2,218,500
Tjiwi Kimia Finance Mauritius Ltd.,
Gtd Sr Note (Indonesia) 08-01-04 (Y)                       10.000           BB           1,500           945,000
Tjiwi Kimia International Finance Co. B.V.,
Gtd Sr Note (Indonesia) 08-01-01 (Y)                       13.250           B-           2,000         1,520,000
                                                                                                  --------------
                                                                                                      67,072,355
                                                                                                  --------------
Pollution Control (0.70%)
ICF Kaiser International, Inc.,
Sr Note SerB  12-31-03                                     13.000           B-           1,000         1,000,000
Sr Sub Note 12-31-03                                       13.000           CCC          7,750         5,037,500
Waste Systems International, Inc.,
Gtd Sr Note 01-15-06 (R)                                   11.500           B            1,985         1,985,000
                                                                                                  --------------
                                                                                                       8,022,500
                                                                                                  --------------
Printing - Commercial (0.18%)
Sullivan Graphics, Inc.,
Sr Sub Note 08-01-05                                       12.750           B-           2,000         2,125,000
                                                                                                  --------------
Real Estate Operations (0.42%)
Signature Resorts, Inc.,
Conv Sub Note 01-15-07                                      5.750           B            6,965         4,831,969
                                                                                                  --------------
REIT (0.25%)
Host Marriott Corp.,
Sr Note Ser D 02-15-06 (R)                                  8.375           BB           2,975         2,870,875
                                                                                                  --------------
Retail (3.02%)
American Restaurant Group, Inc.,
Gtd Sr Sec Note 02-15-03                                   11.500           B            7,950         6,996,000
Ames Department Stores, Inc.,
Sr Note 04-15-06 (R)                                       10.000           B+           7,950         7,870,500
Corporate Express, Inc.,
Conv Note 07-01-00                                          4.500           B-           5,900         5,295,250
Imperial Home Decor Group, Inc.,
Gtd Sr Sub Note 03-15-08                                   11.000           B-           4,875         3,948,750
Pathmark Stores, Inc.,
Sub Note 06-15-02                                          11.625           CCC+         9,920        10,118,400
RAB Holdings, Inc.,
Sr Note 05-01-08                                           13.000           CCC          1,380           552,000
                                                                                                  --------------
                                                                                                      34,780,900
                                                                                                  --------------
Revenue Bonds (0.18%)
Port of Walla Walla Public Corp.,
Solid Waste Recycling Rev Ser 1995
Ponderosa Fibres Proj 01-01-26                              9.125           BB-          6,000         2,100,000
                                                                                                  --------------
Steel (4.01%)
Acindar Industria Argentina de Aceros S.A.,
Bond (Argentina) 02-15-04 (Y)                              11.250           B+           3,975         3,100,500
Algoma Steel, Inc.,
1st Mtg Bond 07-15-05                                      12.375           B            6,900         6,624,000
Gulf States Steel, Inc. of Alabama,
1st Mtg Bond 04-15-03                                      13.500           D           17,750         4,082,500
Metallurg Holdings, Inc.,
Sr Disc Note, Step Coupon (12.75%,
07-15-03) 07-15-08 (A)                                       Zero           CCC+        11,185         4,250,300
Metallurg, Inc.,
Gtd Sr Note SerB  12-01-07                                 11.000           B-           4,270         4,056,500
NSM Steel Inc./NSM Steel Ltd.,
Gtd Sr Sub Mtg Note SerB  02-01-08 (R)                     12.250           D           10,175           508,750
Oregon Steel CF&I,
Note 03-31-03 (r)                                           9.500           B            5,764         5,590,698
Renco Steel Holdings,
Sr Sec Note SerB  02-01-05                                 10.875           B-           4,475         3,982,750
Sheffield Steel Corp.,
1st Mtg Note 12-01-05                                      11.500           B-           5,625         5,231,250
Weirton Steel Corp.,
Sr Note 07-01-04                                           11.375           B            8,875         8,697,500
                                                                                                  --------------
                                                                                                      46,124,748
                                                                                                  --------------
Telecommunications (15.05%)
Advanced Radio Telecom Corp.,
Sr Note 02-15-07                                           14.000           CCC          2,250         1,721,250
AMSC Acquisition Co., Inc./American Mobile Corp.,
Gtd Sr Note SerB  04-01-08                                 12.250           B-           9,960         7,171,200
Centennial Cellular Corp.,
Sr Sub Note 12-15-08 (R)                                   10.750           CCC+         1,000         1,040,000
COLT Telecom Group Plc,
Sr Note (Germany) 07-31-08 #                                7.625           B           10,000         5,383,778
Crown Castle International Corp.,
Sr Disc Note, Step Coupon (10.625%,
11-15-02) 11-15-07 (A)                                       Zero           B            3,940         2,679,200
Sr Note 05-15-11                                            9.000           B            1,875         1,872,750
Dolphin Telecom Plc,
Sr Disc Note, Step Coupon (11.50%,
06-01-03) (United Kingdom)
06-01-08 (A) (Y)                                             Zero           CCC+         8,940         4,604,100
Sr Disc Note, Step Coupon (14.00%,
05-15-04) (United Kingdom)
05-15-09 (A) (R) (Y)                                         Zero           CCC+         4,950         2,425,500
e.spire Communications, Inc.,
Sr Note 07-15-07                                           13.750           B-           1,000           880,000
Esprit Telecom Group Plc,
Sr Note (United Kingdom) 06-15-08 (Y)                      10.875           B-              60            62,700
Sr Note (Germany) 06-15-08 #                               11.000           B-          10,940         6,181,430
FaciliCom International,
Sr Note 01-15-08                                           10.500           B-           5,350         4,146,250
Global TeleSystems Group, Inc.,
Sr Note 02-15-05                                            9.875           B-           2,950         2,861,500
GST Equipment Funding, Inc.,
Sr Sec Note 05-01-07                                       13.250           B-           5,100         5,508,000
Hermes Europe Railtel B.V.,
Sr Note (Netherlands) 01-15-09 (Y)                         10.375           B            1,750         1,785,000
Innova S. de R.L.,
Sr Note (Mexico) 04-01-07 (Y)                              12.875           B-           2,000         1,590,000
International Wireless Communications, Inc.,
Sr Sec Disc Note 08-15-01                                    Zero           B-          16,450         1,645,000
ITC/\DeltaCom, Inc.,
Sr Note 11-15-08                                            9.750           B            2,900         3,045,000
KMC Telecom Holdings, Inc.,
Sr Note 05-15-09 (R)                                       13.500           B-           2,975         2,967,562
Long Distance International, Inc.,
Sr Note 04-15-08                                           12.250           B-           1,900         1,311,000
McCaw International Ltd.,
Sr Disc Note, Step Coupon (13.00%,
04-15-02) 04-15-07 (A)                                       Zero           B-          11,300         6,893,000
McLeodUSA, Inc.,
Sr Disc Note, Step Coupon (10.50%,
03-01-02) 03-01-07 (A)                                       Zero           B+           4,310         3,318,700
Sr Note 03-15-08                                            8.375           B+           3,940         3,762,700
Metrocall, Inc.,
Sr Sub Note 09-15-08 (R)                                   11.000           CCC+         4,000         3,460,000
Metromedia Fiber Network, Inc.,
Sr Note 11-15-08 (R)                                       10.000           B            1,800         1,858,500
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07 (Y)                              12.000           B            5,250         6,142,500
Nextel Partners, Inc.,
Sr Disc Note, Step Coupon (14.00%,
02-01-04) 02-01-09 (A) (R)                                   Zero           CCC+         2,975         1,599,062
NEXTLINK Communications, Inc.,
Sr Note 11-15-08 (R)                                       10.750           B            4,925         4,925,000
NTL, Inc.,
Sr Note 10-01-08 (R)                                       11.500           B-           3,250         3,526,250
Sr Note, Step Coupon (12.375%,
10-01-03) 10-01-08 (A) (R)                                   Zero           B-           4,400         2,860,000
Omnipoint Corp.,
Sr Note Ser A 08-15-06                                     11.625           CCC+         5,450         4,959,500
ONO Finance Plc,
Unit (Note & Equity Value Cert)
05-01-09 (R)                                               13.000           CCC+         7,150         7,185,750
Pac-West Telecomm, Inc.,
Sr Note 02-01-09 (R)                                       13.500           B            7,470         7,395,300
Paging Network do Brasil S.A.,
Sr Note (Brazil) 06-06-05 (Y)                              13.500           B-           2,550           765,000
Primus Telecommunications Group, Inc.,
Sr Sec Note 08-01-04                                       11.750           B-           6,750         6,901,875
Qwest Communications International, Inc.,
Sr Note 11-01-08                                            7.500           BB+          2,175         2,178,871
Startec Global Communications Corp.,
Sr Note 05-15-08                                           12.000           CCC          3,000         2,700,000
Telecorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon
(11.625%, 04-15-04) 04-15-09 (A) (R)                         Zero           B3           5,970         3,074,550
Telewest Communications Plc,
Sr Disc Note, Step Coupon (9.25%,
04-15-04) (United Kingdom)
04-15-09 (A) (R) #                                          9.875           B+           5,875         6,169,699
Teligent, Inc.,
Sr Note 12-01-07                                           11.500           CCC          5,984         5,819,440
VersaTel Telecom International N.V.,
Sr Note (Netherlands) 05-15-08 (Y)                         13.250           B-           5,375         5,616,875
Viatel, Inc.,
Sr Note (Germany) 04-15-08 #                               11.150           Caa1         4,830         2,574,619
Sr Sec Note 04-15-08                                       11.250           Caa1        10,925        10,925,000
WinStar Communications, Inc.,
Sr Sub Def Note 03-01-07                                   15.000           CCC          2,000         2,120,000
Sr Sub Def Note 03-15-08                                   11.000           CCC          2,966         2,506,270
Worldwide Fiber, Inc.,
Sr Note (Canada) 12-15-05 (R) (Y)                          12.500           B-           4,700         4,841,000
                                                                                                  --------------
                                                                                                     172,960,681
                                                                                                  --------------
Textile (1.28%)
Apparel Ventures, Inc.,
Sr Note SerB  12-31-00                                     12.250           Caa3         3,350         1,005,000
Polymer Group, Inc.,
Gtd Sr Sub Note 03-01-08                                    8.750           B            4,535         4,421,625
Steel Heddle Group, Inc.,
Sr Disc Deb, Step Coupon (13.75%,
06-01-03) 06-01-09 (A)                                       Zero           CCC+         4,700           940,000
Steel Heddle Manufacturing Co.,
Gtd Sr Sub Note SerB  06-01-08                             10.625           CCC+         5,950         3,332,000
Tropical Sportswear International Corp.,
Gtd Sr Sub Note Ser A 06-15-08                             11.000           B-           4,350         4,524,000
Willcox & Gibbs, Inc.,
Gtd Sr Note SerB  12-15-03                                 12.250           Caa3         5,000           500,000
                                                                                                  --------------
                                                                                                      14,722,625
                                                                                                  --------------
Transportation (3.44%)
Cenargo International Plc,
1st Mtg Note (United Kingdom)
06-15-08 (Y)                                                9.750           BB-          3,980         3,552,150
Continental Airlines, Inc.,
Note 12-15-05                                               8.000           BB-          4,500         4,387,500
Fine Air Services, Inc.,
Gtd Sr Note 06-01-08                                        9.875           B            7,900         6,952,000
MRS Logistica S.A.,
Bond SerB  (Brazil) 08-15-05 (R) (Y)                       10.625           B            6,000         3,900,000
Navigator Gas Transport Plc,
Unit (Mtg Note & Warrants) (United
Kingdom) 06-30-07 (R) (Y)                                  12.000           B            3,000         1,170,000
Northwest Airlines Corp.,
Gtd Note 03-15-07                                           8.700           BB           7,900         7,546,791
Pacer International, Inc.,
Sr Sub Note 06-01-07 (R)                                   11.750           B-           4,965         4,965,000
Pacific & Atlantic Holdings, Inc.,
1st Mtg Note (Greece) 05-30-08 (Y)                         11.500           CCC+         2,950         1,165,250
U.S. Airways Group, Inc.,
Gtd Pass Thru Ctf Ser 1993-A3
03-01-13                                                   10.375           BB           4,950         5,322,636
World Airways, Inc.,
Sub Deb 08-26-04 (R)                                        8.000           B-           2,000           580,000
                                                                                                  --------------
                                                                                                      39,541,327
                                                                                                  --------------
Utilities (0.47%)
CE Casecnan Water & Energy Co., Inc.,
Sr Note Ser A (Philippines)
11-15-05 (Y)                                               11.450           BB+          2,000         1,780,000
Empire Gas Corp.,
Gtd Sr Sec Note 07-15-04                                    7.000           CC           4,950         3,663,000
                                                                                                  --------------
                                                                                                       5,443,000
                                                                                                  --------------
Waste Disposal Service & Equip. (0.69%)
Waste Systems International, Inc.,
Sub Note 05-13-05 (R)                                       7.000           CCC+         9,007         7,926,512
                                                                                                  --------------
TOTAL BONDS
(Cost $1,058,032,249)                                                                  (79.00%)      908,041,771
                                                                                       -------    --------------

                                                                                     NUMBER OF
                                                                                      SHARES
                                                                                    OR WARRANTS
                                                                                    -----------
COMMON AND PREFERRED STOCKS AND WARRANTS
Abitibi-Consolidated, Inc., Common
Stock (Canada)                                                                       1,233,500        12,720,469
American Mobile Satellite Corp.,
Warrant (R)                                                                              9,960                --
American Pacific Corp., Common
Stock**                                                                                175,500         1,414,969
American Telecasting, Inc.,
Warrant**                                                                                2,000                20
AVI Holdings, Inc., Warrant**                                                            1,500                15
Capstar Broadcasting Partners,
12.00%, Payment-In-Kind, Preferred
Stock                                                                                    7,892           820,768
Capstar Communications, Inc.,
Preferred Stock                                                                         51,817         6,269,857
CD Radio, Inc., 10.50%, Ser C,
Preferred Stock                                                                         19,800         2,772,000
Continental Airlines, Inc. (Class B), Common Stock**                                    99,200         3,893,600
CORE Cap, Inc. (Class A), Common
Stock (r)                                                                               67,000         1,085,400
CORE Cap, Inc., Ser A/I, 10.00%,
Preferred Stock (r)                                                                     67,000         1,603,980
Crown Castle International Corp.,
12.75%, Preferred Stock (R)                                                              5,323         5,748,840
Cumulus Media, Inc., 13.75%, Ser A,
Preferred Stock                                                                          5,499         6,103,890
Decorative Home Accents, Inc.,
Common Stock**                                                                           1,000                 1
e.spire Communications, Inc.,
12.75%, Payment-In-Kind, Preferred
Stock                                                                                      600           324,000
Electronic Retailing Systems
International, Inc., Warrant**                                                           1,000             5,000
EVI, Inc., 5.00%, Preferred Stock                                                       50,000         1,875,000
Farm Fresh Holdings Corp. (Class B), Common Stock**                                      1,000                10
Fitzgeralds Gaming Corp., Preferred
Stock                                                                                  125,000           625,000
Fitzgeralds Gaming Corp., Common
Stock**                                                                                156,752            78,376
Fuji JGB Investment LLC, 9.87%, Ser A,
Preferred Stock (Japan) (R) (Y)                                                         17,865        15,765,863
Gaylord Container Corp. (Class A),
Common Stock**                                                                       1,090,200         9,130,425
Geneva Steel Co., 14.00%, Ser B,
Preferred Stock                                                                         10,000             1,000
Glasstech, Inc., Warrant**                                                               2,000             1,000
Gothic Energy Corp., Warrant                                                            39,586                --
Granite Broadcasting Corp., 12.75%,
Payment-In-Kind, Preferred Stock                                                        80,830         8,083,000
Great Atlantic & Pacific Tea Co.,
Inc., Common Stock                                                                     169,800         5,560,950
Grey Wolf, Inc., Common Stock**                                                        497,000         1,025,063
Harvard Industries, Inc., Common
Stock**                                                                                230,210         1,784,128
Haynes Holdings, Inc., Common
Stock**                                                                                 67,938           407,628
Hills Stores Co., Warrant**                                                         10,482,000                --
ICF Kaiser International, Inc.,
Warrant (Expires 12-31-99)**                                                             7,000             3,500
Interact Systems, Inc., Warrant**                                                        6,000             1,200
International Wireless, Inc.,
Warrant**                                                                                1,500                15
Ithaca Industries, Inc., Common
Stock**                                                                                235,000           205,625
Kelley Oil & Gas Corp., $2.625,
Convertible, Preferred Stock                                                           125,000           632,813
Key Energy Group, Inc., Common
Stock**                                                                              2,975,000         9,482,813
KLM Royal Dutch Airlines N.V.,
Common Stock (Netherlands) #                                                           139,821         4,054,809
Long Distance International, Inc.,
Warrant**                                                                                1,900             2,375
McCaw International Ltd., Warrant**                                                     10,050            25,125
Nakornthai Strip Mill Plc, Warrant
(Thailand) (R) (Y)                                                                   9,591,354             9,591
Nextel Communications, Inc.,
13.00%, Payment-in-Kind, Ser D,
Preferred Stock                                                                         19,969        22,165,590
NEXTLINK Communications, Inc.,
Warrant (R)**                                                                           30,000                --
Northeast Utilities, Common Stock**                                                    298,700         5,264,588
Northwest Airlines Corp. (Class A),
Common Stock**                                                                         725,000        24,106,250
Packaging Corp. of America,
12.375%, Payment-In-Kind,
Preferred Stock (R)                                                                     47,000         4,911,500
Paging do Brasil Holding Co. LLC
(Class B), Common Stock (R)**                                                            2,550                --
Petroleum Heat & Power Co., Inc.,
Common Stock**                                                                          16,866            25,299
R&B Falcon Corp., 13.875%, Unit
(Pfd Stock & Warrant), Preferred
Stock (R)                                                                                6,950         7,158,500
Repap Enterprises, Inc., Common
Stock (Canada) #**                                                                   2,000,000           129,000
Samuels Jewelers, Inc., Common
Stock**                                                                                300,000         2,550,000
Samuels Jewelers, Inc., Warrant**                                                        2,612                26
Sheffield Steel Corp., Common
Stock**                                                                                    500             1,000
SpinCycle, Inc., Warrant (R)**                                                           3,850                39
Star Gas Partners, L.P., Common
Stock                                                                                  100,000         1,568,750
Startec Global Communications
Corp., Warrant**                                                                         3,000             3,000
Sterling Chemicals Holdings,
Warrant**                                                                                1,000            20,000
Stone Container Corp., $1.75, Ser E,
Preferred Stock                                                                        462,400        10,172,800
Supermarkets General Holding Corp.,
$3.52, Preferred Stock                                                                  71,964         2,662,668
Takefuji Corp., Common Stock
(Japan) #                                                                              100,000         8,814,760
Teletrac, Inc., Warrant**                                                                3,500                --
VersaTel Telecom B.V., Warrant
(R)**                                                                                    5,375           322,500
Viatel, Inc., Common Stock**                                                            19,029           856,305
Wang Laboratories, Inc., Ser B,
Convertible, Preferred Stock (R)                                                       100,000         5,487,500
Waste Systems International, Inc.,
Common Stock**                                                                         492,397         3,354,455
Waste Systems International, Inc.,
Warrant (R)**                                                                           29,775            29,775
Weatherford International, Inc.,
Common Stock**                                                                          99,300         3,276,900
Weirton Steel Corp., Common Stock**                                                    100,000           237,500
Westshore Terminals Income Fund,
Common Stock (Canada) #                                                                160,000           652,208
                                                                                       -------    --------------
TOTAL COMMON AND PREFERRED STOCKS
AND WARRANTS
(Cost $214,952,388)                                                                    (17.86%)      205,289,031
                                                                                       -------    --------------

SHORT-TERM INVESTMENTS
Corporate Savings Account (0.04%)
Investors Bank & Trust Company
Daily Interest Savings Account Current Rate 4.00%                                                       $451,651
                                                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS                                                            (0.04%)          451,651
                                                                                       -------    --------------
TOTAL INVESTMENTS                                                                      (96.90%)    1,113,782,453
                                                                                       -------    --------------
OTHER ASSETS AND LIABILITIES, NET                                                       (3.10%)       35,684,517
                                                                                       -------    --------------
TOTAL NET ASSETS                                                                      (100.00%)   $1,149,466,970
                                                                                       =======    ==============

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc.
    where Standard and Poor's ratings are not available.

 ** Non-income producing security.

*** Represents rate in effect on May 31, 1999.

  # Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933.
    Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $246,705,485 or 21.46% of net assets as of May 31, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on these securities is as follows:

                                                                                    MARKET
                                                                                  VALUE AS A
                                                                                  PERCENTAGE      MARKET
                                                      ACQUISITION   ACQUISITION    OF FUND'S     VALUE AT
     ISSUER, DESCRIPTION                                  DATE         COST       NET ASSETS   MAY 31, 1999
     -------------------                              -----------   -----------   ----------   ------------
     Alabama River Newsprint Co.                        04-14-98    $4,513,785      0.36%       $4,115,305
     CORE Cap, Inc. (Class A), Common Stock             10-31-97     1,340,000      0.09         1,085,400
     CORE Cap, Inc., Ser A/I, 10.00%, Preferred Stock   10-31-97     1,675,000      0.14         1,603,980
     Norse CBO, Ltd.                                    08-04-98       750,000      0.07           825,000
     Oregon Steel CF&I                                  05-14-98     6,684,789      0.49         5,590,698

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.


Portfolio Concentration
May 31, 1999 (Unaudited)
---------------------------------------------------------------------------

The High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at May 31, 1999 assigned to country categories.

                                                         MARKET VALUE
                                                       AS A PERCENTAGE
                                                          OF FUND'S
COUNTRY DIVERSIFICATION                                  NET ASSETS
-----------------------                                ---------------
Argentina                                                    1.42%
Australia                                                    0.41
Brazil                                                       1.10
Canada                                                       4.71
Germany                                                      1.23
Greece                                                       0.10
Indonesia                                                    2.04
Japan                                                        2.18
Luxembourg                                                   0.16
Mexico                                                       1.57
Netherlands                                                  1.21
Norway                                                       0.35
Philippines                                                  0.16
South Africa                                                 0.19
Thailand                                                     0.48
United Kingdom                                               3.10
United States                                               76.49
                                                           ------
                                    TOTAL INVESTMENTS       96.90%
                                                           ======


Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                         MARKET VALUE
                                                       AS A PERCENTAGE
                                                          OF FUND'S
QUALITY DISTRIBUTION                                     NET ASSETS
--------------------                                   ---------------
BBB                                                          0.89%
BB                                                           4.68
B                                                           52.10
CCC                                                         19.05
CC                                                           1.17
C                                                            0.39
D                                                            0.72
                                                           ------
                                       TOTAL BONDS          79.00%
                                                           ======


See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock High Yield Bond Fund (the "Fund"), John Hancock Intermediate Government Fund and John Hancock Government Income Fund (collectively, the "Funds"). Prior to April 1, 1999, the Intermediate Government Fund was known as John Hancock Intermediate Maturity Government Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high-yielding debt securities such as: domestic and foreign corporate bonds; debentures and notes; convertible securities; preferred stocks; and domestic and foreign government obligations. As a secondary objective, the Fund seeks capital appreciation but only when it is consistent with the primary objective of maximizing current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $21,790,325 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire May 31, 2007. Additionally, net capital losses of $16,464,424 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (June 1, 1999) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

At May 31, 1999, there were no open positions in financial futures contracts.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Open foreign currency forward sell contracts at May 31, 1999, were as follows:

                  PRINCIPAL AMOUNT      EXPIRATION    UNREALIZED
CURRENCY          COVERED BY CONTRACT     MONTH      APPRECIATION
----------        -------------------    --------    ------------
SELLS

EURO DOLLAR            6,096,952          JUN 99       $279,386
                       8,103,700          JUL 99        245,722

BRITISH POUND
  STERLING             9,007,875          JUL 99         90,681
                       5,494,500          AUG 99         39,780

JAPANESE YEN         912,286,158          JUN 99        127,141
                                                       --------
                                                       $782,710
                                                       ========

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $3,550,647. Out of this amount, $310,007 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,964,029 was paid as sales commissions to unrelated broker-dealers and $276,611 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $2,197,985.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $16,324.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distributions Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended May 31, 1999, aggregated $724,839,916 and $497,697,683, respectively. Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies during the year ended May 31, 1999, aggregated $97,244,297 and $63,058,867, respectively.

The cost of investments owned at May 31, 1999 for federal income tax purposes was $1,274,295,675. Gross unrealized appreciation and depreciation of investments aggregated $32,511,590 and $193,476,463, respectively, resulting in net unrealized depreciation of $160,964,873.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended May 31, 1999, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $1,547,390, an increase in accumulated net investment income of $1,454,450 and an increase in capital paid-in of $92,940. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses, and the Fund's use of the tax accounting practice known as equalization in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Bond Trust --
John Hancock High Yield Bond Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock High Yield Bond Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 1999, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Bond Fund of the John Hancock Bond Trust at May 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
July 7, 1999


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended May 31, 1999.

The Fund designated distributions to shareholders of $7,513,886 as a long-term capital gain dividend. Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the tax character of all distributions for calendar year 1999.

With respect to the Fund's ordinary taxable income for the year ended May 31, 1999, 6.49% of the distributions qualify for the dividends received deduction available to corporations.

SHAREHOLDER MEETING (UNAUDITED)

On December 9, 1998, a special meeting of John Hancock High Yield Bond Fund was held. The shareholders approved the following proposals (votes in parentheses):

* To amend the Fund's investment restriction on borrowing money
  (64,098,219 For, 4,306,119 Against and 5,709,166 Abstaining).
* To amend the Fund's investment restriction on underwriting securities (64,517,617 For, 3,802,697 Against and 5,793,189 Abstaining).
* To amend the Fund's investment restriction on purchasing real estate and commodities (63,991,977 For, 4,395,002 Against and 5,726,525 Abstaining).
* To amend the Fund's investment restriction on direct investments in oil, gas or other mineral exploration ventures (63,521,479 For, 4,827,816 Against and 5,764,208 Abstaining).
* To amend the Fund's investment restriction on making loans
  (63,432,079 For, 4,855,106 Against and 5,826,318 Abstaining).
* To amend the Fund's investment restriction on portfolio diversification (64,456,214 For, 3,863,383 Against and 5,793,907 Abstaining).
* To eliminate the Fund's investment restriction on investing for the purpose of exercising control and reclassify the restriction as non-fundamental (63,518,245 For, 4,280,604 Against and 6,314,655
  Abstaining).
* To eliminate the Fund's investment restriction on investing in affiliated companies (64,638,218 For, 3,961,848 Against and 5,513,438 Abstaining).
* To eliminate the Fund's investment restriction on purchasing securities on margin and reclassify the restriction as non-fundamental (62,738,984 For, 5,636,097 Against and 5,738,422 Abstaining).
* To eliminate the Fund's investment restriction on short sales
  63,324,497 For, 5,095,655 Against and 5,693,352 Abstaining).
* To eliminate the Fund's investment restriction on investing in restricted securities (63,267,911 For, 5,036,853 Against and 5,808,739 Abstaining).
* To amend the Fund's investment restriction on issuing senior securities (64,763,043 For, 3,599,955 Against and 5,750,506 Abstaining).
* To amend the Fund's investment restriction on concentration
  (63,942,935 For, 3,988,926 Against and 6,181,642 Abstaining).
* To amend the Fund's investment restriction on diversification with respect to investments in any one issuer (64,406,945 For, 3,969,270 Against and 5,737,239 Abstaining).


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This report is for the information of shareholders of the John Hancock
High Yield Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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